                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-SL3                           EXHIBIT 99.7
-------------------------------------------------------------------------------
                              ABS New Transaction

                            Computational Materials

                          $[359,443,000] (approximate)
                     Merrill Lynch Mortgage Investors, Inc.
                    Mortgage Loan Asset-Backed Certificates,
                                Series 2005-SL3

                      Merrill Lynch Mortgage Lending, Inc.
                                     Seller

                     Merrill Lynch Mortgage Investors, Inc.
                                   Depositor

                          Wilshire Credit Corporation
                                    Servicer

                                    ABN AMRO
                                    Trustee

                               October [27], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]            SERIES 2005-SL3
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit th e identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                               2


Collateral Analysis

                                                    (deal as a whole)
                                       Wtd Avg         Percent of     Wtd Avg           Wtd Avg   Wtd Avg
 FICO Low    FICO High     LTV     Current Balance   Current Balance    GWAC     % MI     FICO      DTI
    500         524      > 65%
    525         549      > 65%
    550         574      > 65%
    575         599      > 70%         36,071.20           2.74         10.880     0       595      41.33
    600         624      > 70%         38,364.16           14.51        10.777     0       613      42.29
    625         649      > 70%         44,501.33           20.62        10.432     0       637      41.93
    650         674      > 80%         50,571.30           17.47        10.021     0       662      40.63
    675         699      > 80%         51,972.26           14.54        9.607      0       686      39.43
    700         724      > 80%         49,783.72           10.62        9.207      0       711      37.80
    725         749      > 85%         51,250.98           7.87         8.945      0       736      38.16
    750         774      > 85%         44,331.91           4.81         8.939      0       761      35.88
    775         799      > 85%         41,765.25           2.50         8.699      0       785      32.63
    800 max              > 85%         34,597.15           0.47         8.754      0       805      32.26

              Wtd Avg
 FICO Low       LTV     % SFD    % PUD   % Owner Occ   % Full Doc  % Ltd Doc   % Stated Doc  % Int Only
    500
    525
    550
    575         98.93    74.17    17.39      100.00        95.10       0.00         1.28         0.00
    600         98.81    74.00    13.19      99.50         73.03       4.01        19.72         0.00
    625         98.58    70.16    13.84      98.75         48.89       2.42        43.42         0.00
    650         98.33    62.62    16.08      97.25         30.46       2.21        55.87         0.00
    675         97.62    59.58    17.17      93.69         26.56       0.91        55.36         0.00
    700         97.22    62.15    17.20      88.74         28.12       0.85        51.25         0.00
    725         97.03    58.70    17.77      89.73         26.50       0.98        49.86         0.00
    750         96.60    58.52    14.00      82.61         30.26       0.00        44.64         0.00
    775         95.78    56.25    20.70      77.54         38.05       0.49        34.16         0.00
    800 max     95.43    53.92    33.42      76.70         43.06       0.00        26.86         0.00

                                       Wtd Avg         Percent of     Wtd Avg           Wtd Avg   Wtd Avg
 LTV Low    LTV High      DTI     Current Balance   Current Balance    GWAC     % MI     FICO      DTI
     60%         64%    > 49.9%        34,823.99          0.01         8.990      0       623      54.90
     65%         69%    > 49.9%
     70%         74%    > 49.9%
     75%         79%    > 49.9%        51,166.03          0.03         9.706      0       611      50.33
     80%         84%    > 49.9%
     85%         89%    > 49.9%        40,156.44          0.07         8.700      0       683      52.72
     90%         94%    > 49.9%        33,511.19          0.10         9.623      0       675      52.04
     95%         99%    > 49.9%        63,187.57          1.87         10.190     0       652      52.23
    100% max            > 49.9%        46,727.04          5.84         9.740      0       648      53.39

              Wtd Avg
LTV Low       LTV     % SFD    % PUD   % Owner Occ   % Full Doc  % Ltd Doc   % Stated Doc  % Int Only
     60%      61.72    100.00   0.00       100.00       100.00       0.00         0.00         0.00
     65%
     70%
     75%      76.80    68.30    31.70      100.00       100.00       0.00         0.00         0.00
     80%
     85%      88.61    76.48    23.52      100.00       100.00       0.00         0.00         0.00
     90%      92.03    46.24    38.11      81.29         41.57       7.95        50.48         0.00
     95%      97.45    60.09    22.45      97.67         52.73      10.08        36.17         0.00
    100% max  100.00   71.66    11.67      99.84         94.01       0.87         3.95         0.00


                                    Wtd Avg         Percent of     Wtd Avg           Wtd Avg   Wtd Avg
DTI Low    DTI High      FICO   Current Balance   Current Balance    GWAC     % MI     FICO      DTI
   20%         24%      < 525
   25%         29%      < 550
   30%         34%      < 575
   35%         39%      < 600         33,467.94      0.36           10.610     0       594      37.49
   40%         44%      < 625         38,896.17      4.71           10.806     0       611      42.70
   45%         49%      < 650         45,565.53      9.91           10.608     0       624      47.72
   50%         54%      < 675         48,861.79      5.28           10.218     0       631      52.48
   55% max              < 700         52,032.40      1.08           9.694      0       646      56.51

                  Wtd Avg
DTI Low             LTV     % SFD    % PUD   % Owner Occ   % Full Doc  % Ltd Doc   % Stated Doc  % Int Only
   20%
   25%
   30%
   35%             95.78    89.28    10.72      100.00        93.79       0.00         6.21         0.00
   40%             98.61    72.83    14.70      99.68         69.22       1.73        25.57         0.00
   45%             98.86    70.91    14.30      99.64         64.50       2.55        29.97         0.00
   50%             98.74    70.87    14.42      99.24         82.12       4.74        11.85         0.00
   55% max         99.71    64.40    15.68      98.25         95.96       0.00         2.28         0.00



LIMITED AND STATED DOC
                                       Wtd Avg         Percent of     Wtd Avg           Wtd Avg   Wtd Avg  Wtd Avg
 FICO Low    FICO High             Current Balance   Current Balance    GWAC     % MI     FICO      DTI      LTV     % SFD    % PUD
        500         524
        525         549
        550         574
        575         599                    35,217.00      0.05         10.133     0       595      38.91    83.03    100.00   0.00
        600         624                    44,850.00      3.71         11.353     0       616      42.58    97.74    70.08    17.34
        625         649                    50,464.50      9.52         10.767     0       638      41.85    98.02    70.92    12.27
        650         674                    55,888.52     10.30         10.189     0       662      40.80    98.02    61.92    16.62
        675         699                    56,773.10      8.52         9.804      0       686      40.14    96.99    61.57    15.31
        700         724                    52,872.08      5.70         9.489      0       711      39.50    97.28    64.58    16.62
        725         749                    53,552.86      4.16         9.159      0       736      40.05    97.04    60.89    14.94
        750         774                    47,957.14      2.28         9.224      0       759      38.03    95.37    54.41    12.98
        775         799                    43,347.86      0.89         9.106      0       783      34.20    95.37    61.67    13.80
        800 max                            36,457.17      0.13         9.147      0       807      34.27    96.33    72.33    21.07


 FICO Low    FICO High        % Owner Occ   % Full Doc  % Ltd Doc   % Stated Doc  % Int Only    % CA       % NY      % FL
        500         524
        525         549
        550         574
        575         599          100.00        0.00        0.00        100.00        0.00       0.00      19.70      0.00
        600         624          99.80         0.00       15.88        84.12         0.00      30.06       1.52      14.08
        625         649          99.19         0.00        5.24        94.76         0.00      36.87       4.55      9.03
        650         674          98.62         0.00        3.75        96.25         0.00      41.58       6.25      7.98
        675         699          95.17         0.00        1.56        98.44         0.00      44.15       7.00      7.01
        700         724          92.62         0.00        1.58        98.42         0.00      43.68       5.30      8.98
        725         749          93.75         0.00        1.85        98.15         0.00      44.15       8.33      6.11
        750         774          83.58         0.00        0.00        100.00        0.00      37.31       9.12      7.28
        775         799          82.26         0.00        1.38        98.62         0.00      36.61       9.27      6.64
        800 max                  81.78         0.00        0.00        100.00        0.00      15.86       0.00      30.89









IO LOANS
                                       Wtd Avg         Percent of     Wtd Avg           Wtd Avg   Wtd Avg  Wtd Avg
 FICO Low    FICO High             Current Balance   Current Balance    GWAC     % MI     FICO      DTI      LTV     % SFD    % PUD
        500         524
        525         549
        550         574
        575         599
        600         624
        625         649
        650         674
        675         699
        700         724
        725         749
        750         774
        775         799
        800 max

IO LOANS

 FICO Low    FICO High     % Owner Occ   % Full Doc  % Ltd Doc   % Stated Doc  % Int Only    % CA       % NY      % FL
        500         524
        525         549
        550         574
        575         599
        600         624
        625         649
        650         674
        675         699
        700         724
        725         749
        750         774
        775         799
        800 max